                                                         [AIM LOGO APPEARS HERE]

                                                          [COLLAGE APPEARS HERE]

                                                             AIM WEINGARTEN FUND


                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1995

AIM WEINGARTEN FUND
For shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

* AIM Weingarten Fund's performance figures are for Class A shares, are historical, and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without the maximum 5.50% sales charge. The performance of Class B shares, which commenced sales on June 26, 1995, will differ.

* One-year results include reinvested distributions of $1.85 per share for Class A shares.

* The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Fund's portfolio composition may change and there is no assurance the Fund will continue to hold these same securities.

* Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

* Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds.

* Standard & Poor's Corporation (S&P) is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general. The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company stocks. The NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.

* An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



AVERAGE ANNUAL TOTAL RETURNS

For periods ended 9/30/95, the most recent calendar quarter end, including sales charge


Since 6/17/69                      14.74%
20 Years                           19.52
15 Years                           15.86
10 Years                           17.15
 5 Years                           16.11
 1 Year                            27.78





   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                        A Message from
                                                          the Chairman


                     DEAR FELLOW SHAREHOLDER:

                     A surge in the equity markets helped push AIM Weingarten
                     Fund to an outstanding total return of 28.20%,
    [PHOTO OF        including reinvested distributions of $1.85 per share for
  CHARLES T. BAUER   Class A shares, for the fiscal year ended October 31, 1995.
  CHAIRMAN OF THE    The Fund not only outperformed the 23.98% gain posted by
 BOARD OF THE FUND   the Lipper Income Index, which tracks mutual funds
   APPEARS HERE]     sharing your Fund's investment objective, but also
                     outpaced the 26.36% return of the S&P 500.
                       This successful performance accounts, in part, for the Fund's growth from $4.01 billion in assets as the fiscal year opened to $4.66 billion as the fiscal year closed. Fund management recounts the decisions behind the year's performance in the discussion that begins on the following page.
  It has, indeed, been a memorable year for AIM Weingarten Fund and AIM overall. Since January, AIM's net assets under management have grown from $27 billion to approximately $40 billion. AIM now serves more than 2 million shareholders like you who continue to count on our expertise and diligence in the management of your investment.
  Nevetheless, we feel compelled to remind shareholders that market cycles come and go, and such performance as we have enjoyed this year is unlikely to continue uninterrupted. In terms of market performance, many analysts are cautioning investors to rein in their expectations, noting that it would be unrealistic to expect stock market growth of more than 25% a second year in a row. That is why you should keep in mind that those who have retained a long-term perspective have generally enjoyed the greatest returns on their investment.
  AIM's disciplined earnings-driven strategy is an ongoing evaluation of market opportunity, and as the market continues to climb, our job becomes more challenging. Therefore, even as we relish the success of a good year, our focus is on the year ahead.
  The budget debate over such retirement benefits as Medicare and Social Security only accentuates the need to build your own retirement nest egg, independent of any benefits which may-or may not-be available to you when the time comes. For many in the baby boomer generation, that's just 10 years away.
  It is our hope that you continue to rely on AIM Weingarten Fund to help you build wealth for your financial future. As always, we are ready to respond to your questions or comments about this report. Please call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.


Respectfully submitted,

/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman

          Management's
          Discussion & Analysis



TECHNOLOGY STOCKS PROPEL MARKETS
TO RECORD LEVELS


     ---------

   The much-noted

aging of the American

 population, combined

   with an ongoing

  search for ways to

contain the rising cost

 of health care, has

created significant

  opportunities.

     ---------


Healthy corporate profits exceeded analysts' expectations and propelled stocks through record highs in 1995. The strength was broad-based, resuscitating large-capitalization stocks, which had been out of favor for three years. The popular Dow Jones Industrial Average sailed past 4000 on February 23, 1995, and then topped 5000 on November 21.
  Spearheaded by the powerful technology stock advance, the broader NASDAQ overtook its large-cap cousins in June 1995 to finish the reporting period well ahead of the pack.
  The stars of the technology group were inarguably the semiconductor stocks. As of June 30, 1995, semiconductor stocks were up an astonishing 94% in just six months, according to Barron's. Other technology sectors were also strong, such as aerospace and defense, software, and industrial technology companies. Also strong were beneficiaries of stable interest rates such as banks and thrifts, and consumer cyclical stocks in airlines, leisure and recreation companies, and restaurants.
  In September and October, the market took a well-deserved respite as concern surfaced that third-quarter 1995 earnings reports, particularly in the technology group, would fall below expectations. Some earnings disappointment in certain big names such as Intel, Microsoft, Nokia, and IBM initiated profit-taking, which temporarily suspended the market's advance. Of the companies reporting earnings in the third quarter of 1995, I/B/E/S International Inc. reported in The Wall Street Journal that 55% were higher than analysts' expectations, with 14% on target, and 31% below expectations. These results compared favorably with second-quarter reports, of which 57% exceeded expectations and 30% were below target.
  With investor confidence renewed, at least for the near term, the market gathered strength for its next advance. Focus turned from corporate earnings to the growing gridlock in Congress over the proposals to balance the burgeoning budget. The Federal Reserve Board declined to implement its much anticipated interest rate cut pending some positive resolution to the budget debate.

YOUR INVESTMENT PORTFOLIO
AIM Weingarten Fund's earnings-driven investment strategy led it into three main sectors during the reporting period, and these sectors provided a major portion of your Fund's 28.20% total annual return during the fiscal year covered by this report.
 . TECHNOLOGY. Once again, the Fund's most extensive holdings were in the technology sector as many of these stocks continued to report robust earnings. As the fiscal year drew to a close, however, the Fund's weighting in the technology sector had dropped from 45% to 35% as a result of lower-than-expected earnings reports from several companies. The Fund reduced or eliminated holding in Motorola and Silicon Graphics, among others, when earning momentum in those companies fell short of AIM's investment philosophy criteria.
 In addition, the Fund's holdings shifted from makers of generic computer chips to companies that produce more sophisticated capital equipment. Thus, holdings of semiconductor makers were down from approximately 18% of the portfolio to roughly 14%.


--------------------------------------------------------------------------------
LIPPER RANKING

(as of 10/31/95)

            RANK VS. ALL MUTUAL     PERCENTILE
PERIOD    FUNDS TRACKED BY LIPPER     RANK
------    -----------------------   ----------
10 Years      46 of 1,189               4%
 5 Years     446 of 2,727              17%
 3 Years     902 of 3,921              23%
 1 Year      320 of 7,234               5%

Lipper rankings are based on total returns and are vs. all mutual funds tracked by Lipper, excluding sales charges but including fees and expenses.
--------------------------------------------------------------------------------

               See important Fund disclosure inside front cover.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES (as of 10/31/95)

  1.   SEMICONDUCTORS
  2.   MEDICAL-DRUGS
  3.   FINANCE-CONSUMER CREDIT
  4.   COMPUTER SOFTWARE/SERVICES
  5.   RETAIL-STORES
  6.   COMPUTER MINIS/PCS
  7.   COMPUTER NETWORKING
  8.   MEDICAL-PATIENT SERVICES
  9.   TELECOMMUNICATIONS
  10.  MEDICAL-INSTRUMENTS/PRODUCTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES (as of 10/31/95)

  1.   APPLIED MATERIALS, INC.
  2.   PHILIP MORRIS COMPANIES, INC.
  3.   MICRON TECHNOLOGY INC.
  4.   TEXAS INSTRUMENTS INC.
  5.   CISCO SYSTEMS, INC.
  6.   COMPUTER ASSOCIATES INTERNATIONAL, INC.
  7.   LAM RESEARCH CORP.
  8.   SCHERING-PLOUGH CORP.
  9.   TERADYNE INC.
  10.  VARIAN ASSOCIATES, INC.
--------------------------------------------------------------------------------


  . FINANCIAL STOCKS. This sector has been enjoying the declining interest rate environment that has existed since the Federal Reserve Board completed its year-long run-up of short-term rates early in 1995. Nonbank financial companies have been especially attractive, including such brokerage/financial services firms as American Express and Dean Witter. The Fund also benefited from the Chase-Chemical Bank merger announced shortly before the close of the fiscal year.
  . HEALTH CARE. The much-noted aging of the American population, combined with an ongoing search for ways to contain the rising cost of health care, has created significant opportunities. Health-care firms that enhance productivity have produced especially attractive returns.
  For example, pharmaceutical advances and improved devices can lower the intrusiveness of medical procedures, thereby shortening the length of hospital stays. The Fund holds several significant domestic pharmaceutical firms, including Merck & Co. and Pfizer Inc. The portfolio also includes such foreign firms as Sweden's Pharmacia, which is becoming an increasingly important global player in this industry.
  As of October 31, 1995, the Fund's portfolio comprised 203 holdings. Of course, the Fund's holdings are subject to change, and there is no guarantee it will continue to hold any particular security.

OUTLOOK FOR THE FUTURE
At this writing, the market has surpassed the Dow 5000 level. Yet many analysts maintain that this aging bull market-the Dow has gone a record 61 months without experiencing a 10% correction-may have plenty of steam left. Barron's recently reported analysts' estimates that projected the Dow well past 5500 during the coming year.
  Of course, a significant complement of market strategists also believe a correction is due.
  Rather than make any projections of future market performance, AIM remains committed to its disciplined investment strategy which helps us determine, on a company-by-company basis, which stocks to own and which to sell--without the guesswork of market timing.


               See important Fund disclosure inside front cover.

          Long-Term
          Performance

AIM WEINGARTEN FUND: A RECORD TO BE PROUD OF
JUNE 17, 1969-OCTOBER 31, 1995

--------------------------------------------------------------------------------
Between June 1969 and October 1995, AIM Weingarten Fund significantly outpaced stock market and other financial benchmarks.


CUMULATIVE TOTAL RETURNS
June 17, 1969-October 31, 1995

AIM Weingarten Fund                                     3525.29%
S&P 500                                                 1567.70
6-Month CDs                                              644.97
CPI                                                      318.57
--------------------------------------------------------------------------------

AIM Weingarten Fund started offering investors an opportunity to realize their dreams over 26 years ago.
  The chart opposite shows what would have happened to a one-time $10,000 investment in the Fund from June 1969 through October 31, 1995. That $10,000 would have grown to $362,528.
  To put this in perspective, the initial $10,000 investment  . . .

* grew more than twice as much as it would have in the Standard & Poor's 500 Index, the benchmark for large-company stocks in which AIM Weingarten Fund invests.
* increased almost five times as fast as it would have in bank certificates of deposit.
* stayed far ahead of inflation, growing more than eight times as fast as the Consumer Price Index.

  That's a good investment.

  These calculations are based on the concept of total return, which takes into account both the distributions made by an investment and the growth in value of the underlying investment. Most of the growth in the hypothetical AIM Weingarten Fund investment reflects growth in the value of Fund shares, which, of course, is the goal of a growth mutual fund. During the 26-plus years covered by the chart, the $10,000 initial investment would have earned only $12,526 in actual income dividends. But over $260,000 in added value would have been generated.
  The true test of any investment is its performance over the long term, through good and bad times, through strong and weak markets.
  AIM Weingarten Fund's superior lifetime performance spans more than a quarter-century that has seen five major recessions and the 1987 stock market crash, the Vietnam War and the Persian Gulf War, the prime rate at 20% and the inflation rate at 13%. In the face of such events, the Fund has consistently appreciated over long-term periods and has outpaced major market benchmarks and the rate of inflation.

               See important Fund disclosure inside front cover.

GROWTH OF A $10,000 INVESTMENT
June 17, 1969-October 31, 1995

   AVERAGE ANNUAL TOTAL RETURNS
   (as of 10/31/95)

     Since 6/17/69           14.59%
     20 Years                19.16
     15 Years                15.31
     10 Years                16.33
      5 Years                15.62
      1 Year                 21.13


                                                                         Consumer
                                                  6-Month                 Price                  AIM Weingarten
DATE                         S&P 500                CDs                   Index                       Fund
----                        ---------             -------             --------------             --------------
6/17/69                      10,000               10,000                  10,000                       9,444
10/69                         9,639               10,871                  10,301                       9,035
10/70                        10,015               11,638                  10,874                       9,171
10/71                        11,439               12,262                  11,230                      12,723
10/72                        13,608               12,922                  11,612                      14,886
10/73                        11,612               14,033                  12,623                      11,538
10/74                         8,557               15,464                  14,180                       7,703
10/75                        11,735               16,471                  15,164                      10,252
10/76                        14,529               17,330                  15,902                      11,939
10/77                        13,485               18,390                  16,967                      14,175
10/78                        14,364               20,267                  18,497                      17,993
10/79                        17,014               22,679                  20,956                      27,142
10/80                        22,535               25,475                  23,579                      44,933
10/81                        21,435               29,423                  25,683                      39,455
10/82                        26,044               33,005                  26,667                      51,199
10/83                        31,893               36,189                  27,678                      65,986
10/84                        33,877               40,042                  28,770                      61,985
10/85                        44,596               43,175                  29,863                      84,374
10/86                        52,899               45,893                  30,191                     105,517
10/87                        55,638               48,915                  31,530                     115,804
10/88                        64,817               52,901                  32,923                     128,877
10/89                        85,292               57,275                  34,454                     175,324
10/90                        82,636               61,770                  36,557                     185,049
10/91                       107,704               64,825                  37,678                     271,766
10/92                       115,898               66,943                  38,770                     268,039
10/93                       127,528               68,868                  39,836                     272,149
10/94                       129,259               72,589                  40,902                     271,227
10/95                       166,767               74,495                  41,858                     362,528

Past Performance cannot guarantee comparable future results.


ABOUT THE STATISTICS USED IN THIS DISCUSSION OF YOUR FUND'S LONG-TERM
PERFORMANCE

AIM Weingarten Fund performance figures are for Class A shares; they reflect reinvestment of all distributions, changes in net asset value, and the effect of the Class A Shares' maximum sales charge of 5.50%. Performance of Class B Shares, which commenced sales on June 26, 1995, will be different.
 Standard & Poor's Corporation is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
 Bank certificates of deposit (CDs), which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest but are subject to fluctuating rollover rates and early withdrawal penalties. CD income is calculated using the six-month annualized average monthly CD rate reported by the Federal Reserve Board. Shares of AIM Weingarten Fund are not insured, and their value will vary with market conditions.
 The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.

              See important Fund disclosure inside front cover.

          Financials

SCHEDULE OF INVESTMENTS
October 31, 1995

 SHARES                                                MARKET VALUE
            DOMESTIC COMMON STOCKS - 82.38%

            AEROSPACE/DEFENSE - 0.89%

    350,000 Boeing Co.                                $   22,968,750
--------------------------------------------------------------------
    116,600 Raytheon Co.                                   5,086,675
--------------------------------------------------------------------
    150,000 United Technologies Corp.                     13,312,500
--------------------------------------------------------------------
                                                          41,367,925
--------------------------------------------------------------------

            APPLIANCES - 0.87%

  1,000,000 Newell Co.                                    24,125,000
--------------------------------------------------------------------
    350,000 Premark International Inc.                    16,187,500
--------------------------------------------------------------------
                                                          40,312,500
--------------------------------------------------------------------

            AUTOMOBILE(MANUFACTURERS) - 0.25%

    225,000 Chrysler Corp.                                11,615,625
--------------------------------------------------------------------

            AUTOMOBILE/TRUCKS PARTS & TIRES - 0.61%

    800,000 Echlin Inc.                                   28,600,000
--------------------------------------------------------------------

            BANKING - 2.38%

    455,000 Chase Manhattan Corp.                         25,935,000
--------------------------------------------------------------------
  1,250,000 CoreStates Financial Corp.                    45,468,750
--------------------------------------------------------------------
    463,600 Norwest Bank Corp.                            13,676,200
--------------------------------------------------------------------
  1,000,000 Southern National Corp.                       25,750,000
--------------------------------------------------------------------
                                                         110,829,950
--------------------------------------------------------------------

            BEVERAGES - 1.02%

    900,000 PepsiCo Inc.                                  47,475,000
--------------------------------------------------------------------

            BUILDING MATERIALS - 0.89%

    548,900 Black & Decker Corp.                          18,593,988
--------------------------------------------------------------------
    275,000 Georgia-Pacific Corp.                         22,687,500
--------------------------------------------------------------------
                                                          41,281,488
--------------------------------------------------------------------

            BUSINESS SERVICES - 2.21%

    330,000 Equifax, Inc.                                 12,870,000
--------------------------------------------------------------------
    684,800 Healthcare COMPARE Corp.(a)                   25,337,600
--------------------------------------------------------------------
  1,000,000 Manpower Inc.                                 27,125,000
--------------------------------------------------------------------
    712,000 Olsten Corp.                                  27,412,000
--------------------------------------------------------------------
    368,900 ServiceMaster L.P.                            10,467,538
--------------------------------------------------------------------
                                                         103,212,138
--------------------------------------------------------------------

            CHEMICALS (SPECIALTY) - 0.45%

    375,000 W.R. Grace & Co.                              20,906,250
--------------------------------------------------------------------

                                                        Financials

 SHARES                                                MARKET VALUE

            COMPUTER MAINFRAMES - 0.73%

    350,000 International Business Machines Corp.     $   34,037,500
--------------------------------------------------------------------

            COMPUTER MINI/PCS - 3.61%

    900,000 COMPAQ Computer Corp.(a)                      50,175,000
--------------------------------------------------------------------
  1,000,000 Dell Computer Corp.                           46,625,000
--------------------------------------------------------------------
    250,000 Digital Equipment Corp.(a)                    13,531,250
--------------------------------------------------------------------
    456,600 Hewlett-Packard Co.                           42,292,575
--------------------------------------------------------------------
    200,000 Sun Microsystems Inc.(a)                      15,600,000
--------------------------------------------------------------------
                                                         168,223,825
--------------------------------------------------------------------

            COMPUTER NETWORKING - 3.51%

    725,000 Bay Networks Inc.(a)                          48,031,250
--------------------------------------------------------------------
    250,000 Cabletron Systems, Inc.(a)                    19,656,250
--------------------------------------------------------------------
    750,000 Cisco Systems, Inc.(a)                        58,125,000
--------------------------------------------------------------------
    800,000 3Com Corp.(a)                                 37,600,000
--------------------------------------------------------------------
                                                         163,412,500
--------------------------------------------------------------------

            COMPUTER PERIPHERALS - 0.92%

    500,000 Adaptec Inc.(a)                               22,250,000
--------------------------------------------------------------------
    464,600 Seagate Technology Inc.(a)                    20,790,850
--------------------------------------------------------------------
                                                          43,040,850
--------------------------------------------------------------------

            COMPUTER SOFTWARE/SERVICES - 4.98%

    347,700 Adobe Systems, Inc.                           19,818,900
--------------------------------------------------------------------
  1,000,000 BMC Software, Inc.(a)                         35,625,000
--------------------------------------------------------------------
  1,050,000 Cadence Design Systems, Inc.(a)               33,862,500
--------------------------------------------------------------------
  1,000,000 Computer Associates International, Inc.       55,000,000
--------------------------------------------------------------------
    489,300 FTP Software, Inc.(a)                         13,211,100
--------------------------------------------------------------------
    675,000 Mentor Graphics Corp.(a)                      14,175,000
--------------------------------------------------------------------
    115,000 Microsoft Corp.(a)                            11,500,000
--------------------------------------------------------------------
    433,000 Policy Management Systems Corp.(a)            20,405,125
--------------------------------------------------------------------
    417,500 SoftKey International Inc.(a)                 13,151,250
--------------------------------------------------------------------
    332,900 Sterling Software, Inc.(a)                    15,355,013
--------------------------------------------------------------------
                                                         232,103,888
--------------------------------------------------------------------

            CONGLOMERATES - 1.26%

     50,200 Dial Corp. (The)                               1,223,625
--------------------------------------------------------------------
    200,000 Du Pont De Nemours                            12,475,000
--------------------------------------------------------------------
    160,700 Federal Signal Corp.                           3,595,663
--------------------------------------------------------------------
    180,000 Loews Corp.                                   26,392,500
--------------------------------------------------------------------
    250,100 Tyco International Ltd.                       15,193,575
--------------------------------------------------------------------
                                                          58,880,363
--------------------------------------------------------------------

          Financials

 SHARES                                                    MARKET VALUE

            CONTAINERS - 0.58%

    523,100 Ball Corp.                                    $   14,450,638
------------------------------------------------------------------------
    275,000 First Brands Corp.                                12,581,250
------------------------------------------------------------------------
                                                              27,031,888
------------------------------------------------------------------------

            COSMETICS & TOILETRIES - 0.51%

    256,600 Alberto-Culver Co.                                 6,928,200
------------------------------------------------------------------------
    100,000 Gillette Co. (The)                                 4,837,500
------------------------------------------------------------------------
    150,000 Procter & Gamble Co.                              12,150,000
------------------------------------------------------------------------
                                                              23,915,700
------------------------------------------------------------------------

            ELECTRONIC COMPONENTS/MISCELLANEOUS - 2.01%

    622,800 Anixter International Inc.(a)                     11,911,050
------------------------------------------------------------------------
     49,900 AVX Corp.                                          1,553,138
------------------------------------------------------------------------
    449,700 Tektronix, Inc.                                   26,644,725
------------------------------------------------------------------------
  1,600,000 Teradyne, Inc.(a)                                 53,400,000
------------------------------------------------------------------------
                                                              93,508,913
------------------------------------------------------------------------

            ELECTRONIC/DEFENSE - 0.26%

    200,000 Sundstrand Corp.                                  12,250,000
------------------------------------------------------------------------

            ELECTRONIC/PC DISTRIBUTORS - 2.01%

    850,000 Arrow Electronics, Inc.(a)                        43,137,500
------------------------------------------------------------------------
  1,000,000 Avnet, Inc.                                       50,375,000
------------------------------------------------------------------------
                                                              93,512,500
------------------------------------------------------------------------

            FINANCE (ASSET MANAGEMENT) - 1.03%

    668,600 Finova Group, Inc.                                30,254,150
------------------------------------------------------------------------
    815,600 PaineWebber Group, Inc.                           17,943,200
------------------------------------------------------------------------
                                                              48,197,350
------------------------------------------------------------------------

            FINANCE (CONSUMER CREDIT) - 5.91%

    300,000 American Express Co.                              12,187,500
------------------------------------------------------------------------
  1,196,800 Countrywide Credit Industries, Inc.               26,479,200
------------------------------------------------------------------------
    450,000 Dean Witter Discover & Co.                        22,387,500
------------------------------------------------------------------------
    500,000 Federal Home Loan Mortgage Corp.                  34,625,000
------------------------------------------------------------------------
     33,700 Federal National Mortgage Association              3,534,288
------------------------------------------------------------------------
    800,000 First USA, Inc.                                   36,800,000
------------------------------------------------------------------------
  1,608,200 Green Tree Acceptance, Inc.                       42,818,325
------------------------------------------------------------------------
  1,088,200 MBNA Corp.                                        40,127,375
------------------------------------------------------------------------
    650,000 Mercury Finance Co.                               12,512,500
------------------------------------------------------------------------
    252,300 PMI Group, Inc. (The)                             12,110,400
------------------------------------------------------------------------
    250,000 Student Loan Marketing Association                14,718,750
------------------------------------------------------------------------
     51,400 SunAmerica, Inc.                                   3,199,650
------------------------------------------------------------------------
    500,000 United Companies Financial Corp.                  14,125,000
------------------------------------------------------------------------
                                                             275,625,488
------------------------------------------------------------------------

                                                        Financials

 SHARES                                                MARKET VALUE

            FINANCE (SAVINGS & LOAN) - 0.45%

    783,800 Greenpoint Financial Corp.                $   21,162,600
--------------------------------------------------------------------

            FOOD PROCESSING - 0.73%

    300,000 ConAgra, Inc.                                 11,587,500
--------------------------------------------------------------------
    651,600 Hudson Foods, Inc.                             9,203,850
--------------------------------------------------------------------
    394,233 Lancaster Colony Corp.                        13,108,247
--------------------------------------------------------------------
                                                          33,899,597
--------------------------------------------------------------------

            FUNERAL SERVICES - 0.78%

     61,200 Loewen Group, Inc.                             2,450,870
--------------------------------------------------------------------
    840,200 Service Corp. International                   33,713,025
--------------------------------------------------------------------
                                                          36,163,895
--------------------------------------------------------------------

            HOTELS/MOTELS - 0.33%

    600,000 La Quinta Motor Inns, Inc.                    15,450,000
--------------------------------------------------------------------

            INSURANCE (MULTI-LINE PROPERTY) - 1.59%

    750,000 ACE, Ltd.                                     25,500,000
--------------------------------------------------------------------
    250,000 CIGNA Corp.                                   24,781,250
--------------------------------------------------------------------
     76,900 General Re Corp.                              11,140,888
--------------------------------------------------------------------
    218,300 Mid Ocean Ltd.                                 7,722,363
--------------------------------------------------------------------
    236,600 Prudential Reinsurance Holdings(a)             4,820,725
--------------------------------------------------------------------
                                                          73,965,226
--------------------------------------------------------------------

            LEISURE & RECREATION - 0.75%

  1,003,900 Carnival Cruise Lines, Inc.                   23,340,675
--------------------------------------------------------------------
    400,000 Mattel, Inc.                                  11,500,000
--------------------------------------------------------------------
                                                          34,840,675
--------------------------------------------------------------------

            MACHINERY (HEAVY) - 0.25%

    300,000 Case Corp.                                    11,437,500
--------------------------------------------------------------------

            MACHINERY (MISCELLANEOUS) - 1.52%

  1,600,000 American Standard Companies(a)                42,800,000
--------------------------------------------------------------------
    610,350 Thermo Electron Corp.(a)                      28,076,100
--------------------------------------------------------------------
                                                          70,876,100
--------------------------------------------------------------------

            MEDICAL (DRUGS) - 5.55%

    600,000 Abbott Laboratories                           23,850,000
--------------------------------------------------------------------
    425,000 American Home Products Corp.                  37,665,625
--------------------------------------------------------------------
    590,000 AmeriSource Health Corp.(a)                   16,077,500
--------------------------------------------------------------------
    357,700 Cardinal Health, Inc.                         18,376,838
--------------------------------------------------------------------
    781,400 Mallinckrodt Group, Inc.                      27,153,650
--------------------------------------------------------------------
    225,000 Merck & Co., Inc.                             12,937,500
--------------------------------------------------------------------
  1,432,100 Mylan Laboratories, Inc.                      27,209,900
--------------------------------------------------------------------

          Financials

 SHARES                                               MARKET VALUE

            Medical (Drugs) - continued

    470,000 Pfizer, Inc.                             $   26,966,250
-------------------------------------------------------------------
      7,500 Rhone-Poulenc Rorer Inc.                        353,438
-------------------------------------------------------------------
  1,000,000 Schering-Plough Corp.                        53,625,000
-------------------------------------------------------------------
    325,000 Watson Pharmaceuticals, Inc.(a)              14,543,750
-------------------------------------------------------------------
                                                        258,759,451
-------------------------------------------------------------------

            MEDICAL (INSTRUMENTS/PRODUCTS) - 2.90%

    325,000 Baxter International Inc.                    12,553,125
-------------------------------------------------------------------
    200,000 Becton, Dickinson & Co.                      13,000,000
-------------------------------------------------------------------
    744,600 Biomet, Inc.(a)                              12,378,975
-------------------------------------------------------------------
    216,600 Boston Scientific Corp.(a)                    9,124,275
-------------------------------------------------------------------
    100,000 Cordis Corp. (a)                             11,050,000
-------------------------------------------------------------------
    601,300 Heart Technology Inc.(a)                     17,137,050
-------------------------------------------------------------------
    406,400 Medtronic, Inc.                              23,469,600
-------------------------------------------------------------------
    200,000 St. Jude Medical, Inc.                       10,650,000
-------------------------------------------------------------------
     75,000 Stryker Corp.                                 3,384,375
-------------------------------------------------------------------
    525,000 Sybron International Corp.(a)                22,312,500
-------------------------------------------------------------------
                                                        135,059,900
-------------------------------------------------------------------

            MEDICAL (PATIENT SERVICES) - 3.49%

    822,500 Apria Healthcare Group, Inc.(a)              17,786,563
-------------------------------------------------------------------
    500,000 Columbia/HCA Healthcare Corp.                24,562,500
-------------------------------------------------------------------
    510,000 Health Management Associates, Inc.(a)        10,965,000
-------------------------------------------------------------------
    500,000 Healthsource, Inc.(a)                        26,500,000
-------------------------------------------------------------------
  1,800,000 Healthsouth Corp.(a)                         47,025,000
-------------------------------------------------------------------
    600,000 Lincare Holdings, Inc.(a)                    14,925,000
-------------------------------------------------------------------
    750,000 Vencor, Inc.(a)                              20,812,500
-------------------------------------------------------------------
                                                        162,576,563
-------------------------------------------------------------------

            OFFICE AUTOMATION - 0.96%

    350,000 Xerox Corp.                                  45,412,500
-------------------------------------------------------------------

            OFFICE PRODUCTS - 0.65%

    400,000 Avery Dennison Corp.                         17,900,000
-------------------------------------------------------------------
    350,000 Reynolds & Reynolds Co.                      12,468,750
-------------------------------------------------------------------
                                                         30,368,750
-------------------------------------------------------------------

            OIL EQUIPMENT & SUPPLIES - 0.13%

    148,300 Halliburton Co.                               6,154,450
-------------------------------------------------------------------

            PAPER & FOREST PRODUCTS - 0.60%

    225,000 Champion International Corp.                 12,037,500
-------------------------------------------------------------------
    279,800 Mead Corp. (The)                             16,123,475
-------------------------------------------------------------------
                                                         28,160,975
-------------------------------------------------------------------

                                                        Financials

 SHARES                                              MARKET VALUE

            PUBLISHING - 0.20%

    235,500 Harcourt General, Inc.                  $    9,331,688
------------------------------------------------------------------

            RESTAURANTS - 0.27%

    400,000 Outback Steakhouse Inc.(a)                  12,550,000
------------------------------------------------------------------

            RETAIL (FOOD & DRUG) - 2.05%

  1,000,000 Hannaford Bros. Co.                         26,125,000
------------------------------------------------------------------
    805,700 Kroger Co.(a)                               26,890,238
------------------------------------------------------------------
    900,000 Safeway Inc.(a)                             42,525,000
------------------------------------------------------------------
                                                        95,540,238
------------------------------------------------------------------

            RETAIL (STORES) - 3.99%

    637,300 AutoZone, Inc.(a)                           15,773,175
------------------------------------------------------------------
  1,000,000 Circuit City Stores, Inc.                   33,375,000
------------------------------------------------------------------
  1,500,000 Consolidated Stores Corp.(a)                34,687,500
------------------------------------------------------------------
    625,000 Gap Inc.                                    24,609,375
------------------------------------------------------------------
  1,500,000 Intimate Brands, Inc.(a)                    25,125,000
------------------------------------------------------------------
    393,750 Staples, Inc.(a)                            10,483,594
------------------------------------------------------------------
    261,200 Tandy Corp.                                 12,896,750
------------------------------------------------------------------
    648,800 Viking Office Products Inc.(a)              28,871,600
------------------------------------------------------------------
                                                       185,821,994
------------------------------------------------------------------

            SCIENTIFIC INSTRUMENTS - 1.10%

  1,000,000 Varian Associates, Inc.                     51,375,000
------------------------------------------------------------------

            SEMICONDUCTORS - 12.94%

  1,000,000 Analog Devices, Inc.(a)                     36,125,000
------------------------------------------------------------------
  2,000,000 Applied Materials, Inc.(a)                 100,250,000
------------------------------------------------------------------
    508,700 Atmel Corp.(a)                              15,896,875
------------------------------------------------------------------
    250,000 Cirrus Logic, Inc.(a)                       10,531,250
------------------------------------------------------------------
    600,000 Cypress Semiconductor Corp.(a)              21,150,000
------------------------------------------------------------------
  1,000,000 Integrated Device Technology, Inc.(a)       19,000,000
------------------------------------------------------------------
    150,000 Intel Corp.                                 10,481,250
------------------------------------------------------------------
    651,000 KLA Instruments Corp.(a)                    27,830,250
------------------------------------------------------------------
    900,000 LAM Research Corp.(a)                       54,787,500
------------------------------------------------------------------
    450,000 Linear Technology Corp.                     19,687,500
------------------------------------------------------------------
    300,000 LSI Logic Corp.(a)                          14,137,500
------------------------------------------------------------------
  1,200,000 Micron Technology Inc.                      84,750,000
------------------------------------------------------------------
    175,000 Motorola, Inc.                              11,484,375
------------------------------------------------------------------
    400,000 National Semiconductor Corp.(a)              9,750,000
------------------------------------------------------------------
    250,000 Novellus Systems, Inc.(a)                   17,218,750
------------------------------------------------------------------

          Financials

 SHARES                                                         MARKET VALUE

               Semiconductors - (continued)

       718,300 Solectron Corp.(a)                              $   28,911,575
-----------------------------------------------------------------------------
     1,000,000 Texas Instruments Inc.                              68,250,000
-----------------------------------------------------------------------------
       700,000 Vishay Intertechnology, Inc.(a)                     24,675,000
-----------------------------------------------------------------------------
       500,000 VLSI Technology Inc.(a)                             11,750,000
-----------------------------------------------------------------------------
       350,000 Xilinx, Inc.(a)                                     16,100,000
-----------------------------------------------------------------------------
                                                                  602,766,825
-----------------------------------------------------------------------------

               SHOES & RELATED APPAREL - 0.61%

       500,000 NIKE, Inc. - Class B                                28,375,000
-----------------------------------------------------------------------------

               TELECOMMUNICATIONS - 1.41%

       800,000 AT&T Corp.                                          51,200,000
-----------------------------------------------------------------------------
       429,000 Tellabs, Inc.(a)                                    14,586,000
-----------------------------------------------------------------------------
                                                                   65,786,000
-----------------------------------------------------------------------------

               TOBACCO - 1.99%

     1,100,000 Philip Morris Companies, Inc.                       92,950,000
-----------------------------------------------------------------------------

               TRANSPORTATION - MISCELLANEOUS - 0.25%

       390,200 Stolt Nielsen S.A.                                  11,706,000
-----------------------------------------------------------------------------
               Total Domestic Common Stocks                     3,839,832,568
-----------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT

               CONVERTIBLE CORPORATE BONDS - 1.65%

               COMPUTER SOFTWARE/SERVICES - 0.18%

   $ 9,580,000 SoftKey International Inc., Conv. Sr. Notes,
                5.50%, 11/01/00(b)
                (acquired 10/17/95; cost $9,580,000)                8,095,100
-----------------------------------------------------------------------------

               ELECTRONIC COMPONENTS/MISCELLANEOUS - 0.44%

    15,215,000 Altera Corp., Conv. Sub. Notes, 5.75%,
                06/15/02(b)
                (acquired 7/27/95-10/17/95; cost
                $20,134,139)                                       20,502,213
-----------------------------------------------------------------------------

               OFFICE AUTOMATION - 0.55%

    19,500,000 Danka Business Systems PLC, Conv. Yankee Sub.
                Notes, 6.75%, 04/01/02(b)
                (acquired 10/26/95; cost $24,960,000)              25,740,000
-----------------------------------------------------------------------------

               RETAIL STORES - 0.48%

    34,400,000 Office Depot Inc., Liquid Yield Option Notes,
                4.00%, 11/01/08(c)                                 22,532,000
-----------------------------------------------------------------------------
               Total Convertible Corporate Bonds                   76,869,313
-----------------------------------------------------------------------------

 SHARES

               CONVERTIBLE PREFERRED STOCKS - 0.22%

               FINANCE (CONSUMER CREDIT) - 0.22%

       165,000 SunAmerica Inc. - Series E, $3.10 Conv. Pfd.        10,230,000
-----------------------------------------------------------------------------
               Total Convertible Preferred Stocks                  10,230,000
-----------------------------------------------------------------------------

                                                        Financials

 SHARES                                                         MARKET VALUE

            FOREIGN STOCKS & OTHER EQUITY INTERESTS - 10.98%

            AUSTRALIA - 0.36%

  1,255,832 Broken Hill Proprietary Co. Ltd. (Conglomerates)   $   17,008,450
-----------------------------------------------------------------------------

            CANADA - 0.54%

    694,900 Northern Telecom Ltd. (Telecommunications)             25,016,400
-----------------------------------------------------------------------------

            DENMARK - 0.28%

    290,000 Danisco A/S (Food Processing)                          13,215,593
-----------------------------------------------------------------------------

            FINLAND - 0.55%

    400,000 Nokia Corp. - ADR (Telecommunications)                 22,300,000
-----------------------------------------------------------------------------
     55,450 Nokia Corp. (Telecommunications)                        3,172,226
-----------------------------------------------------------------------------
                                                                   25,472,226
-----------------------------------------------------------------------------

            FRANCE - 0.28%

     65,500 LVMH Moet Hennessy Louis Vuitton (Beverages)           13,032,760
-----------------------------------------------------------------------------

            GERMANY - 0.35%

     30,400 Mannesmann A.G. (Machinery - Miscellaneous)            10,005,889
-----------------------------------------------------------------------------
    158,000 Veba A.G. (Electric Services)                           6,486,800
-----------------------------------------------------------------------------
                                                                   16,492,689
-----------------------------------------------------------------------------

            HONG KONG - 1.05%

    820,000 HSBC Holdings PLC (Banking)                            11,931,399
-----------------------------------------------------------------------------
  3,077,000 Hutchison Whampoa Ltd. (Conglomerates)                 16,953,208
-----------------------------------------------------------------------------
  2,505,000 Sun Hung Kai Properties Ltd. (Real Estate)             20,006,434
-----------------------------------------------------------------------------
                                                                   48,891,041
-----------------------------------------------------------------------------

            ISRAEL - 0.53%

    625,000 Teva Pharmaceutical Industries Ltd. - ADR
             (Medical - Drugs)                                     24,531,250
-----------------------------------------------------------------------------

            ITALY - 0.35%

    167,000 Fila Holding S.p.A. - ADR (Retail Stores)               7,201,875
-----------------------------------------------------------------------------
  2,919,000 Telecom Italia Mobile S.p.A.(a)
             (Telecommunications)                                   4,909,560
-----------------------------------------------------------------------------
  2,919,000 Telecom Italia S.p.A. (Telecommunications)              4,471,893
-----------------------------------------------------------------------------
                                                                   16,583,328
-----------------------------------------------------------------------------

            MALAYSIA - 0.58%

  2,149,000 Malayan Banking Berhad (Banking)                       17,337,465
-----------------------------------------------------------------------------
  1,600,000 United Engineers (Building Materials)                   9,948,839
-----------------------------------------------------------------------------
                                                                   27,286,304
-----------------------------------------------------------------------------

            NETHERLANDS - 0.79%

    550,000 Elsag Bailey Process Automation N.V. - ADR(a)
            (Electronic Components/Miscellaneous)                  14,987,500
-----------------------------------------------------------------------------
    276,100 Philips Electronics N.V. - New York Shares - ADR
            (Electronics)                                          10,664,363
-----------------------------------------------------------------------------
    120,000 Wolters Kluwer N.V. (Publishing)                       10,921,536
-----------------------------------------------------------------------------
                                                                   36,573,399
-----------------------------------------------------------------------------

          Financials

 SHARES                                                           MARKET VALUE

             NEW ZEALAND - 0.22%

   2,500,000 Telecom Corp. of New Zealand (Telecommunications)   $   10,380,222
-------------------------------------------------------------------------------

             SINGAPORE - 0.20%

   1,513,000 City Developments Ltd. (Real Estate)                     9,369,249
-------------------------------------------------------------------------------

             SWEDEN - 3.62%

     250,000 ASEA AB-B Shares (Conglomerates)                        24,658,916
-------------------------------------------------------------------------------
     712,200 ASTRA AB-A Shares (Medical - Drugs)                     26,168,840
-------------------------------------------------------------------------------
     625,000 ASTRA AB-B Shares (Medical - Drugs)                     22,588,320
-------------------------------------------------------------------------------
     958,900 Pharmacia AB-A Shares (Medical -  Drugs)                33,356,308
-------------------------------------------------------------------------------
     719,100 Pharmacia Aktiebolaget SP - ADR (Medical - Drugs)       25,168,500
-------------------------------------------------------------------------------
     490,000 Skandia Forsakrings (Insurance - Multi-Line
              Property)                                              12,433,364
-------------------------------------------------------------------------------
   1,141,976 Telefonaktiebolaget L.M.Ericsson - ADR
              (Telecommunications)                                   24,391,922
-------------------------------------------------------------------------------
                                                                    168,766,170
-------------------------------------------------------------------------------

             SWITZERLAND - 0.71%

       6,500 BBC Brown Boveri Ltd. (Conglomerates)                    7,540,298
-------------------------------------------------------------------------------
      29,200 Ciba-Geigy Ltd. (Medical - Drugs)                       25,282,833
-------------------------------------------------------------------------------
                                                                     32,823,131
-------------------------------------------------------------------------------

             UNITED KINGDOM - 0.57%

     190,300 Danka Business Systems PLC - ADR (Office
              Automation)                                             6,375,050
-------------------------------------------------------------------------------
   1,000,000 Granada Group PLC (Leisure & Recreation)                10,679,841
-------------------------------------------------------------------------------
     410,000 Thorn EMI PLC (Leisure & Recreation)                     9,548,300
-------------------------------------------------------------------------------
                                                                     26,603,191
-------------------------------------------------------------------------------
             Total Foreign Stocks & Other Equity Interests          512,045,403
-------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT

             REPURCHASE AGREEMENT - 0.03%(d)

 $ 1,274,793 Daiwa Securities America Inc., 5.90%, 11/01/95(e)        1,274,793
-------------------------------------------------------------------------------
             Total Repurchase Agreement                               1,274,793
-------------------------------------------------------------------------------

             TIME DEPOSIT - 4.40%

 205,000,000 Cayman Time Deposit, 5.75%, 11/01/95                   205,000,000
-------------------------------------------------------------------------------
             Total Time Deposit                                     205,000,000
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS - 99.66%                           4,645,252,077
-------------------------------------------------------------------------------
             OTHER ASSETS LESS LIABILITIES - 0.34%                   16,046,672
-------------------------------------------------------------------------------
             NET ASSETS - 100.00%                                $4,661,298,749
===============================================================================

                                                        Financials
Abbreviations:
ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of the securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at October 31, 1995 was $54,337,313 which represented 1.17% of the net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the Investment Advisor.
(e) Joint repurchase agreement entered into 10/31/95 with a maturing value of $401,494,641. Collateralized by $353,853,000 U.S. Treasury Notes, 8.375%
    due 08/15/08.




See Notes to Financial Statements.

          Financials

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS:

Investments, at market value (cost $3,692,990,886)         $4,645,252,077
-------------------------------------------------------------------------
Foreign currencies, at market value (cost $19,248,298)         18,855,785
-------------------------------------------------------------------------
Receivables for:
  Investments sold                                             81,804,922
-------------------------------------------------------------------------
  Capital stock sold                                            7,671,955
-------------------------------------------------------------------------
  Dividends and interest                                        2,040,054
-------------------------------------------------------------------------
Investment for deferred compensation plan                          59,337
-------------------------------------------------------------------------
Other assets                                                      111,757
-------------------------------------------------------------------------
    Total assets                                            4,755,795,887
-------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                        79,969,614
-------------------------------------------------------------------------
  Capital stock reacquired                                      8,329,522
-------------------------------------------------------------------------
  Deferred compensation                                            59,337
-------------------------------------------------------------------------
  Options repurchased                                             467,407
-------------------------------------------------------------------------
Accrued advisory fees                                           2,411,107
-------------------------------------------------------------------------
Accrued administrative service fees                                33,042
-------------------------------------------------------------------------
Accrued distribution fees                                       1,766,732
-------------------------------------------------------------------------
Accrued transfer agent fees                                       474,454
-------------------------------------------------------------------------
Accrued operating expenses                                        985,923
-------------------------------------------------------------------------
    Total liabilities                                          94,497,138
-------------------------------------------------------------------------
Net assets applicable to shares outstanding                $4,661,298,749
=========================================================================

NET ASSETS:

Class A                                                    $4,564,729,631
=========================================================================
Class B                                                    $   42,237,610
=========================================================================
Institutional Class                                        $   54,331,508
=========================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                  750,000,000
-------------------------------------------------------------------------
  Outstanding                                                 224,564,125
=========================================================================
Class B:
  Authorized                                                  750,000,000
-------------------------------------------------------------------------
  Outstanding                                                   2,082,509
=========================================================================
Institutional Class:
  Authorized                                                  200,000,000
-------------------------------------------------------------------------
  Outstanding                                                   2,652,632
=========================================================================

CLASS A:

  Net asset value and redemption price per share                   $20.33
=========================================================================
  Offering price per share:
    (Net asset value of $20.33 divided by 94.50%)                  $21.51
=========================================================================

CLASS B:

  Net asset value and offering price per share                     $20.28
=========================================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and redemption price per share         $20.48
=========================================================================

See Notes to Financial Statements.

                                                        Financials
STATEMENT OF OPERATIONS

For the year ended October 31, 1995

INVESTMENT INCOME:

Dividends (net of $693,812 foreign withholding tax)      $   38,215,389
------------------------------------------------------------------------
Interest                                                      8,498,626
------------------------------------------------------------------------
    Total investment income                                  46,714,015
------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                26,291,625
------------------------------------------------------------------------
Administrative service fees                                     182,595
------------------------------------------------------------------------
Custodian fees                                                  871,313
------------------------------------------------------------------------
Directors' fees                                                  42,436
------------------------------------------------------------------------
Distribution fees-Class A                                    12,217,290
------------------------------------------------------------------------
Distribution fees-Class B                                        68,621
------------------------------------------------------------------------
Transfer agent fees-Class A                                   7,784,636
------------------------------------------------------------------------
Transfer agent fees-Class B                                      15,054
------------------------------------------------------------------------
Transfer agent fees-Institutional Class                           2,913
------------------------------------------------------------------------
Other                                                         1,340,482
------------------------------------------------------------------------
    Total expenses                                           48,816,965
------------------------------------------------------------------------
Less fees waived by advisor                                    (843,494)
------------------------------------------------------------------------
    Net expenses                                             47,973,471
------------------------------------------------------------------------
Net investment income (loss)                                (1,259,456)
------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTIONS
 CONTRACTS:

Net realized gain on sales of:
  Investment securities                                     610,490,585
------------------------------------------------------------------------
  Foreign currencies                                            966,904
------------------------------------------------------------------------
  Futures contracts                                           6,404,690
------------------------------------------------------------------------
  Options contracts                                           2,779,330
------------------------------------------------------------------------
                                                            620,641,509
------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of:

  Investment securities                                     416,011,617
------------------------------------------------------------------------
  Foreign currencies                                           (751,970)
------------------------------------------------------------------------
  Futures contracts                                          (4,057,387)
------------------------------------------------------------------------
                                                            411,202,260
------------------------------------------------------------------------
  Net gain on investment securities, foreign currencies,
   futures and options contracts                          1,031,843,769
------------------------------------------------------------------------
Net increase in net assets resulting from operations     $1,030,584,313
========================================================================


See Notes to Financial Statements.

          Financials

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1995 and 1994

                                                    1995            1994
OPERATIONS:

  Net investment income (loss)                 $   (1,259,456) $    18,228,044
-------------------------------------------------------------------------------
  Net realized gain on sales of investment
   securities, foreign currencies, futures
   and options contracts                          620,641,509      387,037,586
-------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation)
   of investment securities, foreign
   currencies, and futures contracts              411,202,260     (259,837,784)
-------------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                 1,030,584,313      145,427,846
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income:
  Class A                                         (14,842,521)     (29,907,523)
-------------------------------------------------------------------------------
  Class B                                                 --               --
-------------------------------------------------------------------------------
  Institutional Class                                (290,923)        (363,799)
-------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains on investment securities:
  Class A                                        (387,332,253)     (89,314,780)
-------------------------------------------------------------------------------
  Class B                                                 --               --
-------------------------------------------------------------------------------
  Institutional Class                              (4,072,920)        (724,291)
-------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                             204,025      (10,126,574)
-------------------------------------------------------------------------------
  Class B                                             297,921              --
-------------------------------------------------------------------------------
  Institutional Class                                  71,195            1,640
-------------------------------------------------------------------------------
Share transactions-net:
  Class A                                         (17,628,236)  (1,048,548,626)
-------------------------------------------------------------------------------
  Class B                                          41,458,876              --
-------------------------------------------------------------------------------
  Institutional Class                               6,504,480           96,085
-------------------------------------------------------------------------------
    Net increase (decrease) in net assets         654,953,957   (1,033,460,022)
-------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                           4,006,344,792    5,039,804,814
-------------------------------------------------------------------------------
  End of period                                $4,661,298,749  $ 4,006,344,792
===============================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)   $3,070,552,699  $ 3,040,217,579
-------------------------------------------------------------------------------
  Undistributed net investment income              25,028,873       40,848,632
-------------------------------------------------------------------------------
  Undistributed net realized gain on sales of
   investment securities, foreign currencies,
   futures and options contracts                  613,833,040      384,596,704
-------------------------------------------------------------------------------
  Unrealized appreciation of investment
   securities, foreign currencies, and
   futures contracts                              951,884,137      540,681,877
-------------------------------------------------------------------------------
                                               $4,661,298,749  $ 4,006,344,792
===============================================================================


See Notes to Financial Statements.

                                                        Financials

NOTES TO FINANCIAL STATEMENTS

October 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds,
Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four diversified portfolios:
AIM Weingarten Fund, AIM Charter Fund, AIM Constellation Fund and AIM
Aggressive Growth Fund. The Fund currently offers three different classes of shares: the Class A shares (formerly "Retail Shares"), Class B shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.
   Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for

          Financials

   capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
F. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
G. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them.
I. Equalization - The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the year ended October 31, 1995, AIM waived fees of $843,494. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM. These agreements require AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1995, AIM was reimbursed $182,595 for such services.
 The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class B shares. During the year ended October 31, 1995, AFS was reimbursed $4,016,831 for such services.
 During the year ended October 31, 1995, the Fund, pursuant to a transfer agency and service agreement, paid A I M Institutional Fund Services, Inc. ("AIFS") $1,260 for shareholder and transfer agency services with respect to the Institutional Class. Effective July 1, 1995, AIFS became the exclusive transfer agent for the Institutional Class of the Fund.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class B shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1995 for the Class A shares and the period June 26, 1995 (date sales commenced) through October 31, 1995 for the Class B shares, the Class A shares and the Class B shares paid AIM Distributors $12,217,290 and $68,621, respectively, as compensation under the Plans.
 AIM Distributors received commissions of $1,767,515 from sales of shares of the Class A shares of the Fund during the year ended October 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
 During the year ended October 31, 1995, the Fund paid legal fees of $13,238 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

                                                        Financials

NOTE 3 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1995 was $5,516,271,702 and $5,871,965,081, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of October 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities    $980,791,723
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (39,012,965)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $941,778,758
===========================================================================

Cost of investments for tax purposes is $3,703,473,319.

NOTE 4 - DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund has a $68,400,000 committed line of credit with a financial institution syndicate with Chemical Bank of New York as the administrative agent. Interest on borrowings under the line of credit is payable on maturity or prepayment date. The Fund is charged a commitment fee, payable quarterly, at the rate of 1/10 of 1% per annum on the unused balance of the Fund's commitment.

NOTE 6 - OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1995 are summarized as follows:

                                                            OPTION CONTRACTS
                                                         ---------------------
                                                         NUMBER OF   PREMIUMS
                                                         CONTRACTS   RECEIVED
                                                         ---------  -----------
Beginning of year                                               --           --
-------------------------------------------------------------------------------
Written                                                     29,413  $ 6,668,627
-------------------------------------------------------------------------------
Closed                                                     (11,309)  (3,032,287)
-------------------------------------------------------------------------------
Exercised                                                   (4,833)    (887,684)
-------------------------------------------------------------------------------
Expired                                                    (13,271)  (2,748,656)
-------------------------------------------------------------------------------
End of year                                                     --   $       --
===============================================================================

NOTE 7 - CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1995 and 1994 were as follows:

                                    1995                         1994
                          --------------------------  ----------------------------
                            SHARES        AMOUNT        SHARES         AMOUNT
                          -----------  -------------  -----------  ---------------
Sold:
  Class A                  32,034,901  $ 559,325,258   22,715,102  $   385,995,119
-----------------------------------------------------------------------------------
  Class B*                  2,180,033     43,415,613          --               --
-----------------------------------------------------------------------------------
  Institutional Class         559,557     10,092,219      466,667        7,928,748
-----------------------------------------------------------------------------------
Issued as a reinvestment
 of dividends:
  Class A                  24,460,017    361,036,594    4,979,521       84,004,521
-----------------------------------------------------------------------------------
  Class B*                        --             --           --               --
-----------------------------------------------------------------------------------
  Institutional Class         199,304      2,950,819       42,665          721,040
-----------------------------------------------------------------------------------
Reacquired:
  Class A                 (54,445,065)  (937,990,088) (88,892,319)  (1,518,548,266)
-----------------------------------------------------------------------------------
  Class B*                    (97,524)    (1,956,737)         --               --
-----------------------------------------------------------------------------------
  Institutional Class        (363,327)    (6,538,558)    (503,154)      (8,553,703)
-----------------------------------------------------------------------------------
                            4,527,896  $  30,335,120  (61,191,518) $(1,048,452,541)
===================================================================================

*Class B shares commenced sales on June 26, 1995.

          Financials

NOTE 8 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the seven-year period ended October 31, 1995, the ten months ended October 31, 1988 and each of the years in the two-year period ended December 31, 1987(a) and for a Class B share outstanding during the period June 26, 1995 (date sales commenced) through October 31, 1995.

CLASS A:

                                                        OCTOBER 31,
                     --------------------------------------------------------------------------------------------

                        1995           1994        1993        1992        1991       1990       1989    1988(b)
                     ----------     ----------  ----------  ----------  ----------  --------   --------  --------
Net asset value,
 beginning of
 period              $    17.82     $    17.62  $    16.68  $    15.76  $    11.15  $  12.32   $   9.23  $   8.36
------------------   ----------     ----------  ----------  ----------  ----------  --------   --------  --------
Income from
 investment
 operations:
 Net investment
  income                     --           0.07        0.10        0.10        0.11      0.09       0.10      0.07
------------------   ----------     ----------  ----------  ----------  ----------  --------   --------  --------
 Net gains
  (losses) on
  securities (both
  realized and
  unrealized)              4.36           0.57        0.93        0.98        4.80     (0.56)      3.10      0.80
------------------   ----------     ----------  ----------  ----------  ----------  --------   --------  --------
  Total from
   investment
   operations              4.36           0.64        1.03        1.08        4.91     (0.47)      3.20      0.87
------------------   ----------     ----------  ----------  ----------  ----------  --------   --------  --------
Less
 distributions:
 Dividends from
  net investment
  income                  (0.07)         (0.11)      (0.09)      (0.07)      (0.09)    (0.06)     (0.11)       --
------------------   ----------     ----------  ----------  ----------  ----------  --------   --------  --------
 Distributions
  from net
  realized capital
  gains                   (1.78)         (0.33)         --       (0.09)      (0.21)    (0.64)        --        --
------------------   ----------     ----------  ----------  ----------  ----------  --------   --------  --------
  Total
   distributions          (1.85)         (0.44)      (0.09)      (0.16)      (0.30)    (0.70)     (0.11)       --
------------------   ----------     ----------  ----------  ----------  ----------  --------   --------  --------
Net asset value,
 end of period       $    20.33     $    17.82  $    17.62  $    16.68  $    15.76  $  11.15   $  12.32  $   9.23
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Total return(c)           28.20%          3.76%       6.17%       6.85%      44.88%    (4.03)%    35.13%    10.41%
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)            $4,564,730     $3,965,858  $4,999,983  $5,198,835  $2,534,331  $632,522   $393,320  $297,284
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Ratio of expenses
 to average net
 assets                     1.2%(d)        1.2%        1.1%        1.1%        1.2%      1.3%       1.2%      1.1%(f)
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Ratio of net
 investment income
 to average net
 assets                     0.0%(d)        0.4%        0.6%        0.6%        0.7%      0.8%       1.0%      0.9%(f)
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Portfolio turnover
 rate                       139%           136%        109%         37%         46%       79%        87%       93%
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Borrowings for the
 period:
Amount of debt
 outstanding at
 end of period
 (000s omitted)              --             --          --          --          --        --   $  3,781        --
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Average amount of
 debt outstanding
 during the period
 (000s omitted)(e)   $      593             --          --          --          --  $    485   $  1,083  $    229
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Average number of
 shares
 outstanding
 during the period
 (000s omitted)(e)      229,272        249,351     314,490     246,273     102,353    44,770     31,275    33,031
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========
Average amount of
 debt per share
 during the period   $   0.0026             --          --          --          --  $  0.011   $  0.035  $  0.007
==================   ==========     ==========  ==========  ==========  ==========  ========   ========  ========

                        DECEMBER 31,
                     -------------------
                       1987     1986(b)
                     --------- ---------
Net asset value,
 beginning of
 period              $   8.82  $   9.10
-------------------- --------- ---------
Income from
 investment
 operations:
 Net investment
  income                 0.07      0.09
-------------------- --------- ---------
 Net gains
  (losses) on
  securities (both
  realized and
  unrealized)            0.83      2.11
-------------------- --------- ---------
  Total from
   investment
   operations            0.90      2.20
-------------------- --------- ---------
Less
 distributions:
 Dividends from
  net investment
  income                (0.09)    (0.09)
-------------------- --------- ---------
 Distributions
  from net
  realized capital
  gains                 (1.27)    (2.39)
-------------------- --------- ---------
  Total
   distributions        (1.36)    (2.48)
-------------------- --------- ---------
Net asset value,
 end of period       $   8.36  $   8.82
==================== ========= =========
Total return(c)          9.75%    25.06%
==================== ========= =========
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)            $286,453  $171,138
==================== ========= =========
Ratio of expenses
 to average net
 assets                   1.0%      1.0%
==================== ========= =========
Ratio of net
 investment income
 to average net
 assets                   0.7%      0.8%
==================== ========= =========
Portfolio turnover
 rate                     108%      113%
==================== ========= =========
Borrowings for the
 period:
Amount of debt
 outstanding at
 end of period
 (000s omitted)      $    355        --
==================== ========= =========
Average amount of
 debt outstanding
 during the period
 (000s omitted)(e)   $    509  $     56
==================== ========= =========
Average number of
 shares
 outstanding
 during the period
 (000s omitted)(e)     25,825    18,519
==================== ========= =========
Average amount of
 debt per share
 during the period   $  0.020  $  0.003
==================== ========= =========

(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on September 29, 1987.
(b) The Fund changed investment advisors on May 1, 1986, and on September 30, 1988.
(c) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.
(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees were 1.2% and (0.04)%, respectively. Ratios are based on average net assets of $4,072,429,878.
(e) Averages computed on a daily basis.
(f) Annualized.

                                                        Financials

CLASS B:

                                                     1995
                                                    -------
Net asset value, beginning of period                 $18.56
--------------------------------------------------  -------
Income from investment operations:
 Net investment income (loss)                         (0.03)
--------------------------------------------------  -------
 Net gains (losses) on securities (both realized
  and unrealized)                                      1.75
--------------------------------------------------  -------
  Total from investment operations                     1.72
--------------------------------------------------  -------
Less distributions:
 Dividends from net investment income                    --
--------------------------------------------------  -------
 Distributions from net realized capital gains           --
--------------------------------------------------  -------
  Total distributions                                    --
--------------------------------------------------  -------
Net asset value, end of period                       $20.28
==================================================  =======
Total return(a)                                        9.27%
==================================================  =======
Ratios/supplemental data:
Net assets, end of period (000's omitted)           $42,238
==================================================  =======
Ratio of expenses to average net assets                1.91 %(b)
==================================================  =======
Ratio of net investment income (loss) to average
 net assets                                           (0.76)%(b)
==================================================  =======
Portfolio turnover rate                                 139%
==================================================  =======
Borrowings for the period:
Amount of debt outstanding at end of
 period (000s omitted)                                   --
==================================================  =======
Average amount of debt outstanding during the
 period (000s omitted)(c)                           $     3
==================================================  =======
Average number of shares outstanding during the
 period (000s omitted)(c)                             1,036
==================================================  =======
Average amount of debt per share during the period  $0.0029
==================================================  =======

(a) Do not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Annualized. After waiver of advisory fees. Annualized ratios of expenses and net investment income (loss) to average net assets prior to waiver of advisory fees were 1.94% and (0.79)%, respectively. Ratios are based on average net assets of $19,567,695.
(c) Averages computed on a daily basis.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Weingarten Fund:

We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the seven year period then ended, the ten months ended October 31, 1988, and the two year period ended December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven year period then ended, the ten months ended October 31, 1988, and the two year period ended December 31, 1987, in conformity with generally accepted accounting principles.


                               KPMG Peat Marwick LLP

Houston, Texas
December 8, 1995



                                                                                      Directors & Officers



BOARD OF DIRECTORS                          OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                           11 Greenway Plaza
Chairman and Chief Executive Officer        Chairman                                   Suite 1919
A I M Management Group Inc.                                                            Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                  INVESTMENT ADVISOR
Director, President, and Chief
Executive Officer                           John J. Arthur                             A I M Advisors, Inc.
COMSAT Corporation                          Senior Vice President and Treasurer        11 Greenway Plaza
                                                                                       Suite 1919
Owen Daly II                                Gary T. Crum                               Houston, TX 77046
Director                                    Senior Vice President
Cortland Trust Inc.                                                                    TRANSFER AGENT
                                            Jonathan C. Schoolar
Carl Frischling                             Senior Vice President                      A I M Fund Services, Inc.
Partner                                                                                P.O. Box 4739
Kramer, Levin, Naftalis, Nessen,            Carol F. Relihan                           Houston, TX 77210-4739
Kamin & Frankel                             Vice President and Secretary
                                                                                       CUSTODIAN
Robert H. Graham                            Melville B. Cox
President and Chief Operating Officer       Vice President                             State Street Bank and Trust Company
A I M Management Group Inc.                                                            225 Franklin Street
                                            Dana R. Sutton                             Boston, MA 02110
John F. Kroeger                             Vice President and Assistant Treasurer
Formerly, Consultant                                                                   COUNSEL TO THE FUND
Wendell & Stockel Associates, Inc.          P. Michelle Grace
                                            Assistant Secretary                        Ballard Spahr
Lewis F. Pennock                                                                       Andrews & Ingersoll
Attorney                                    Nancy L. Martin                            1735 Market Street
                                            Assistant Secretary                        Philadelphia, PA 19103
Ian W. Robinson
Consultant; Former Executive                Ofelia M. Mayo                             COUNSEL TO THE DIRECTORS
Vice President and                          Assistant Secretary
Chief Financial Officer                                                                Kramer, Levin, Naftalis,
Bell Atlantic Management                    Kathleen J. Pflueger                       Nessen, Kamin & Frankel
Services, Inc.                              Assistant Secretary                        919 Third Avenue
                                                                                       New York, NY 10022
Louis S. Sklar                              Samuel D. Sirko
Executive Vice President                    Assistant Secretary                        DISTRIBUTOR
Hines Interests
Limited Partnership                         Stephen I. Winer                           A I M Distributors, Inc.
                                            Assistant Secretary                        11 Greenway Plaza
                                                                                       Suite 1919
                                            Mary J. Benson                             Houston, TX 77046
                                            Assistant Treasurer
                                                                                       AUDITORS

                                                                                       KPMG Peat Marwick LLP
                                                                                       700 Louisiana
                                                                                       NationsBank Bldg.
                                                                                       Houston, TX 77002
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REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Weingarten Fund Retail Class paid ordinary dividends in the amount of $0.068 per share to shareholders of Class A shares during its tax year ended October 31, 1995. Of this amount 99% is eligible for the dividends received deduction for corporations. The fund also distributed long-term capital gains of $1.778 per share for Class A shares during its tax year ended October 31, 1995.


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

[PHOTO                                                                     THE AIM FAMILY OF FUNDS(R)
APPEARS
HERE]                                                                      AGGRESSIVE GROWTH
                                                                           AIM Aggressive Growth Fund*
                                                                           AIM Constellation Fund
                                                                           AIM Global Aggressive Growth Fund

                                                                           GROWTH
                                                                           AIM Global Growth Fund
                                                                           AIM Growth Fund
                                                                           AIM International Equity Fund
                                                                           AIM Value Fund
                                                                           AIM Weingarten Fund

                                                                           GROWTH AND INCOME
                                                                           AIM Balanced Fund
                                                                           AIM Charter Fund

                                                                           INCOME AND GROWTH
                                                                           AIM Global Utilities Fund**

                                                                           HIGH CURRENT INCOME
                                                                           AIM High Yield Fund

                                                                           CURRENT INCOME
                                                                           AIM Global Income Fund
                                                                           AIM Income Fund

                                                                           CURRENT TAX-FREE INCOME
                                                                           AIM Municipal Bond Fund
                                                                           AIM Tax-Exempt Bond Fund of CT
                                                                           AIM Tax-Free Intermediate Shares

                                                                           CURRENT INCOME AND HIGH DEGREE
                                                                            OF SAFETY
                                                                           AIM Intermediate Government Fund***

                                                                           HIGH DEGREE OF SAFETY AND
                                                                            CURRENT INCOME
                                                                           AIM Limited Maturity Treasury Shares

                                                                           STABILITY, LIQUIDITY, AND
                                                                            CURRENT INCOME
                                                                           AIM Money Market Fund

                                                                           STABILITY, LIQUIDITY, AND
                                                                            CURRENT TAX-FREE INCOME

                                                                           AIM Tax-Exempt Cash Fund

                                                                           *AIM Aggressive Growth Fund was closed
                                                                           to new investors on July 18, 1995. **On
                                                                           May 1, 1995, AIM Utilities Fund broadened
                                                                           its investment strategy to permit up to
                                                                           80% of its total assets to be invested in
                                                                           foreign securities, and was renamed
AIM Management Group has provided leadership                               AIM Global Utilities Fund. ***On
in the mutual fund industry since 1976 and                                 September 25, 1995, AIM Government
currently manages approximately $40 billion                                Securities Fund became AIM Intermediate
in assets for more than 2 million shareholders,                            Government Fund. For more complete
including individual investors, corporate clients,                         information about any AIM Fund(s), including
and financial institutions. The AIM Family of                              sales charges and expenses, ask your
Funds(R) is distributed nationwide, and AIM                                financial consultant or securities dealer
today ranks among the nation's top 20 mutual                               for a free prospectus(es). Please read the
fund companies in assets under management,                                 prospectus(es) carefully before you invest
according to Lipper Analytical Services, Inc.                              or send money.



[AIM LOGO                                                                                                       -------------------
APPEARS                                                                                                               BULK RATE
HERE]                                                                                                               U.S. POSTAGE
                                                                                                                        PAID
                                                                                                                    HOUSTON, TX
A I M Distributors, Inc.                                                                                          Permit No. 1919
11 Greenway Plaza, Suite 1919                                                                                   -------------------
Houston, TX 77046
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